Exhibit 99.3

Third Quarter 2010 Earnings Supplementary Slides
November 11, 2010

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. Forward-looking statements are made in this presentation regarding: (a) execution of Q4 2010 plan; (b) visibility into 2011, including volume and price established, and current bookings for commercial and UPP, and reaching efficiency adjusted panel cost goal by Q4 2011; (c) execution of vertical integration strategy, such as drive for scale and cost reduction; (d) ability to monetize 5GW of UPP pipeline; (e) finance and execution of the sale of Italian power plants in 2010, including the Mantalto 44 bond offering, sale of Mantalto 44 and Solare Roma; (f) the company's low LCOE compared to thin-film technology; (g) efficiency adjusted cost/watt expectations for 2011 and drivers of cost reduction, including benefits of the JV/Fab3 and achieving manufacturing efficiency; (h) expected capital expenditures, tax rates, share count and production for 2010; and (i) revenue, GAAP and non-GAAP gross margin, and GAAP and non-GAAP net income/diluted share guidance for Q4 2010 and FY 2010. Such forward-looking statements are based on information available to the company as of the date of this presentation and involve a number of risks and uncertainties, some beyond the company's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) potential difficulties associated with operating the JV with AUO and integrating the SunRay business, and the company's ability to achieve the anticipated synergies and manufacturing benefits from these transactions; (ii) the company's ability to obtain and maintain an adequate supply of raw materials, components, and solar panels, as well as the price it pays for such items; (iii) general business and economic conditions, including seasonality of the industry; (iv) growth trends in the solar power industry; (v) the continuation of governmental and related economic incentives promoting the use of solar power, particularly such incentives affecting the markets in which the company sells solar panels and constructs commercial systems and power plants; (vi) the significant investment required to construct power plants and the company's ability to sell or otherwise monetize power plants; (vii) the improved availability of financing arrangements for the company's utilities projects and the company's customers; (viii) construction difficulties or potential delays, including obtaining land use rights, permits, license, other governmental approvals, and transmission access and upgrades; (ix) increasing competition in the industry and lower average selling prices; (x) the JV's ability to ramp new production lines in Fab 3 and the company's ability to realize expected manufacturing efficiencies throughout its manufacturing operations; (xi) manufacturing difficulties that could arise; (xii) the success of the company's ongoing R&D efforts and the acceptance of the company's new products and services; (xiii) the company's international operations; (xiv) the company's liquidity, substantial indebtedness, and its ability to obtain additional financing; (xv) the company's ability to protect its intellectual property; (xvi) evolving regional permitting, financing, grid interconnection, technical, and other customer or regulatory requirements, and the company's ability to satisfy such requirements; (xvii) the potential lack of investor interest in the bond offering for Montalto 44; (xviii) the potential lack of interest in the sale of Montalto 44 and Solare Roma and the company's ability to execute their sales on the expected timeline; (xix) possible impairment of goodwill; (xx) possible consolidation of the joint venture AUO SunPower; and (xxi) other risks described in the company's Annual Report on Form 10-K for the year ended January 3, 2010 and Quarterly Report on Form 10-Q for the quarter ended July 4, 2010, and other filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation is not an offer of securities for sale in the United States, and the securities referred to in this presentation relating to Montalto 44 may not be offered or sold in the United States absent registration or an exemption from registration. The issuer of the securities does not intend to offer or sell these securities in the United States, and intends to conduct any offering of these securities outside the United States in reliance on Regulation S under the Securities Act of 1933.

SUNPOWER™

Safe Harbor Statement

Strong Business Performance
▪ Beat Q3 forecast in both segments
▪ Met cost reduction plan in fab and field
▪ Demand greater than supply - record backlog
▪ Strong Q3 Execution
 – Record cell outs, OEE, average efficiency and yields in Fabs 1 and 2
 – 22+% Gen 2 cells on first production run in Fab 3
 – Installed more than 70 MW* of power plants
 – Closed sale of Montalto 28 MW ac solar park

* Power plant capacity in MW ac

Q4 Confidence / 2011 Visibility
▪ High confidence in Q4 execution
 – R&C: Fully booked
 – UPP: On plan to monetize Italian solar parks
▪ Strong growth and high visibility for 2011
 – Volume and price established for Commercial business and UPP
 – ~70% booked in Commercial for 2011
 – 95% booked in North American UPP for 2011
 – On plan for $1.08/W Q4 11 efficiency adjusted panel cost v. 14% panels

Vertical Integration Strategy
Poly
Ingot
Wafer
Cell
Panel
Upstream
▪ World’s highest efficiency panels
▪ Sustainable differentiated advantage
▪ Drive for scale and cost reduction
Install
Services
Downstream
▪ Adjust rapidly to market conditions
▪ Integrated cost reduction
▪ Premium brand / superior service
BOS

SPWR Downstream Strategy
▪ World’s highest efficiency panels
▪ Sustainable differentiated advantage
▪ Drive for scale and cost reduction
▪ Multi-year fixed price contracts
▪ NA, EMEA, emerging markets
▪ Integrated cost reduction
▪ NAC: Multi-Qtr fixed price contracts
▪ RLC: global dealer/partner network
▪ Integrated cost reduction
EPC
Services
UPP Segment
BOS
Sales/
Install
Services
R&C Segment
BOS
Poly
Ingot
Wafer
Cell
Panel
Upstream

Diversified Channel / Portfolio
▪R&C Market Position
 − Global footprint, #1 in US
 − Residential: 8 countries
 − Commercial: Direct sales force
 − #1 in NA, expanding to EU
 − T5 driving wins: 3.5 MW Macy’s
▪UPP Market Position
 − Global reach / direct sales force
 − 5 GW pipeline (~1/3 in EMEA)
 − Customers buy energy (¢/kWh)
 − High energy density = low LCOE

Italy Project Overview
2009	Q1 ’10	Q2 ’10	Q3 ’10	Q4 ’10	Q1 ’11
Montalto 20
Montalto 8
Montalto 44
Solare Roma 13
Permitting
Construction
Financing
Sale
* MW’s in chart are listed in ac

Note: Illustrative 100 GWh / year power plant, Phoenix, AZ
SunPower LCOE Advantages
	SunPower	11% TF Fixed
GWh/yr	100	100
MW	37	46
Acres	191	351
Inverters	74	92
SunPower delivers
the same GWh using
far fewer acres and
less BOS leading to
lower O&M costs
SunPower
Thin Film

SunPower LCOE Advantages
	SunPower	11% TF Fixed
GWh/yr	100	100
Total $	$200 MM	$200 MM
$/Wp DC	$4.37	$3.50
SunPower delivers
the same LCOE with
a 25% $/Wp price
premium
SunPower
Thin Film
Economically equivalent to customer

Note: Illustrative 100 GWh / year power plant, Phoenix, AZ

Efficiency Adjusted Cost/Watt*
	Q4’09	Q4’10	Q4’11
SunPower 19% Panel Cost / Watt**	$1.91	$1.71	$1.48
Efficiency Adjusted (vs. 14%)	$1.47	$1.36	$1.08
Efficiency Adjusted (vs. 11%)	$1.01	$0.92	$0.71

 *Efficiency adjustments consider the BOS/tracking benefits of high efficiency panels.
**Base Cost/Watt excludes freight and pre-op expenses.
 Comparison: 14% panel on T20 tracking system, 11% panel on fixed tilt.

▪ Cost reduction drivers
 − Fab 3 JV with AUO
 − Leveraging R+D investments
 − Improved manufacturing efficiency
 − Increased ramp, yield and OEE

($ Millions except per share data)	Quarter Ending 10/3/10	Quarter Ending 9/27/09	Quarter Ending 7/4/10
Non-GAAP Revenues	$553.8	$465.4	$392.1
R+C	$292.8	$270.2	$264.2
UPP	$261.0	$195.1	$127.9
Gross Margin % (Non-GAAP)	22.3%	23.1%	26.3%
R+C	24.3%	19.6%	26.5%
UPP	20.0%	27.9%	26.1%
Tax Rate (non-GAAP)	15.4%	25.3%	20.3%
Net Income (Loss) (GAAP)	$20.1	$19.5	($6.2)
Net Income (Loss) (Non- GAAP)	$26.3	$47.0	$14.4
Diluted Wtg. Avg. Shares Out.	105.6**	105.0**	96.8*
EPS (GAAP)	$0.21	$0.21	($0.07)
EPS (Non-GAAP)	$0.26	$0.46	$0.15
Note: Non-GAAP figures are reconciled to comparable GAAP figures in appendix on company website
*not converted method **if converted method
Current and historical figures reflect Q2’10 change to new business unit segmentation

Balance Sheet and Financial Outlook
▪ Liquidity
 – Ended Q310 with $438 million in cash and investments
 – Repaid $177 million in convertible debt and bank loans
 – $145 million of additional liquidity available
 – Shares in Woongjin Energy ~$360 million market value
▪ Capital Expenditures of $4.3 million in Q3; 2010 plan of $125-$150 million
▪ Q3 Free Cash Flow* of $78 million
▪ Q4 FX exposure fully hedged at $1.37 to 1 Euro
▪ Q3 production of 152 MW; 2010 on track to exceed 550 MW
*Free Cash Flow is net cash provided by (used in) operating activities less net cash provided by (used in) investing activities.

Italian Projects Update
▪ On track to assemble, finance and monetize Italian projects in Q4
 – Expect to complete and sell more than 80 MW in 2010
▪ Montalto 44 MW
 – Currently marketing €200 million in debt financing
 – Industry’s first solar bond
 – Provisional investment grade rating on both tranches of debt
 – Debt transfers to new owner on sale
 – Equity sale in negotiation for Q4 close
 – On schedule for connection to grid in mid-December 2010
▪ Solare Roma - 13 MW
 – On schedule to connect and monetize project in December 2010

2010 Guidance
	Q4	FY 2010
Revenue $MM	$870-$970	$2,150-2,250
Gross Margin (Non-GAAP)	20-22%	22-23%
EPS $/Share (Non-GAAP)	$0.95-$1.15	$1.45-$1.65
EPS $/Share (GAAP)	$0.45-$0.60	$0.75-$0.90

Third Quarter 2010 Earnings Supplementary Slides
November 11, 2010

**SUNPOWER CORPORATION**
**RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES**
**(Unaudited)**
**(In thousands, except per share data)**

**STATEMENT OF OPERATIONS DATA:**

| | THREE MONTHS ENDED | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Oct. 3, 2010 | | Jul. 4, 2010 | | Apr. 4, 2010 | | Jan. 3, 2010 | | Sep. 27, 2009 | |
| GAAP utility and power plants revenue | $257,803 | | $119,999 | | $144,094 | | $ 224,863 | | $ 195,117 | |
| Discontinued operations | 3,176 | | 7,905 | | - | | - | | - | |
| Non-GAAP utility and power plants revenue | $260,979 | | $127,904 | | $144,094 | | $ 224,863 | | $ 195,117 | |
| GAAP total revenue | $550,645 | | $384,238 | | $347,274 | | $ 547,938 | | $ 465,361 | |
| Discontinued operations | 3,176 | | 7,905 | | - | | - | | - | |
| Non-GAAP total revenue | $553,821 | | $392,143 | | $347,274 | | $ 547,938 | | $ 465,361 | |
| GAAP utility and power plants gross margin | $ 45,277 | 18% | $ 22,775 | 19% | $ 32,666 | 23% | $ 51,624 | 23% | $ 52,118 | 27% |
| Amortization of intangible assets | 946 | | 774 | | 689 | | 683 | | 683 | |
| Stock-based compensation expense | 2,442 | | 1,632 | | 1,191 | | 1,718 | | 1,530 | |
| Non-cash interest expense | 293 | | 275 | | 401 | | 257 | | 130 | |
| Discontinued operations | 3,176 | | 7,905 | | - | | - | | - | |
| Non-GAAP utility and power plants gross margin | $ 52,134 | 20% | $ 33,361 | 26% | $ 34,947 | 24% | $ 54,282 | 24% | $ 54,461 | 28% |
| GAAP residential and commercial gross margin | $ 67,308 | 23% | $ 65,076 | 25% | $ 39,077 | 19% | $ 59,353 | 18% | $ 47,712 | 18% |
| Amortization of intangible assets | 1,745 | | 2,125 | | 2,124 | | 2,124 | | 2,119 | |
| Stock-based compensation expense | 1,941 | | 2,327 | | 1,491 | | 2,525 | | 2,772 | |
| Non-cash interest expense | 270 | | 393 | | 502 | | 377 | | 235 | |
| Non-GAAP residential and commercial gross margin | $ 71,264 | 24% | $ 69,921 | 26% | $ 43,194 | 21% | $ 64,379 | 20% | $ 52,838 | 20% |
| GAAP total gross margin | $112,585 | 20% | $ 87,851 | 23% | $ 71,743 | 21% | $ 110,977 | 20% | $ 99,830 | 21% |
| Amortization of intangible assets | 2,691 | | 2,899 | | 2,813 | | 2,807 | | 2,802 | |
| Stock-based compensation expense | 4,383 | | 3,959 | | 2,682 | | 4,243 | | 4,302 | |
| Non-cash interest expense | 563 | | 668 | | 903 | | 634 | | 365 | |
| Discontinued operations | 3,176 | | 7,905 | | - | | - | | - | |
| Non-GAAP total gross margin | $123,398 | 22% | $103,282 | 26% | $ 78,141 | 23% | $ 118,661 | 22% | $ 107,299 | 23% |
| GAAP operating income (loss) | $ 8,188 | | $ (1,731) | | $ (2,944) | | $ 42,669 | | $ 46,248 | |
| Amortization of intangible assets | 11,578 | | 11,702 | | 4,759 | | 4,178 | | 4,146 | |
| Stock-based compensation expense | 15,665 | | 11,591 | | 10,808 | | 12,790 | | 13,074 | |
| Amortization of promissory notes | 6,022 | | 2,919 | | - | | - | | - | |
| Non-cash interest expense | 563 | | 668 | | 903 | | 634 | | 365 | |
| Discontinued operations | 3,176 | | 7,883 | | - | | - | | - | |
| Non-GAAP operating income | $ 45,192 | | $ 33,032 | | $ 13,526 | | $ 60,271 | | $ 63,833 | |
| GAAP net income (loss) | $ 20,116 | | $ (6,216) | | $ 12,573 | | $ 8,543 | | $ 19,506 | |
| Amortization of intangible assets | 11,578 | | 11,702 | | 4,759 | | 4,178 | | 4,146 | |
| Stock-based compensation expense | 15,665 | | 11,591 | | 10,808 | | 12,790 | | 13,074 | |
| Amortization of promissory notes | 6,022 | | 2,919 | | - | | - | | - | |
| Non-cash interest expense | 6,407 | | 9,378 | | 6,390 | | 5,873 | | 5,388 | |
| Mark-to-market derivatives | 2,967 | | (34,070) | | 2,218 | | - | | - | |
| Gain on deconsolidation of consolidated subsidiary | (36,849) | | - | | - | | - | | - | |
| Gain on change in equity interest in unconsolidated investee | - | | (28,348) | | - | | - | | - | |
| Tax effect | 377 | | 47,457 | | (31,589) | | 14,540 | | 4,928 | |
| Non-GAAP net income | $ 26,283 | | $ 14,413 | | $ 5,159 | | $ 45,924 | | $ 47,042 | |

**NET INCOME (LOSS) PER SHARE:**

| | THREE MONTHS ENDED | | | | |
|---|---|---|---|---|---|
| | Oct. 3, 2010 | Jul. 4, 2010 | Apr. 4, 2010 | Jan. 4, 2010 | Sep. 27, 2009 |
| Basic: | | | | | |
| GAAP net income (loss) per share | $ 0.21 | $ (0.07) | $ 0.13 | $ 0.09 | $ 0.21 |
| Reconciling items: | | | | | |
| Amortization of intangible assets | 0.12 | 0.12 | 0.05 | 0.04 | 0.04 |
| Stock-based compensation expense | 0.16 | 0.12 | 0.11 | 0.13 | 0.14 |
| Amortization of promissory notes | 0.06 | 0.03 | - | - | - |
| Non-cash interest expense | 0.07 | 0.10 | 0.07 | 0.06 | 0.06 |
| Mark-to-market derivatives | 0.03 | (0.35) | 0.02 | - | - |
| Gain on deconsolidation of consolidated subsidiary | (0.38) | - | - | - | - |
| Gain on change in equity interest in unconsolidated investee | - | (0.30) | - | - | - |
| Tax effect | 0.00 | 0.50 | (0.33) | 0.16 | 0.05 |
| Non-GAAP net income per share | $0.27 | $0.15 | $ 0.05 | $ 0.48 | $ 0.50 |
| Diluted: | | | | | |
| GAAP net income (loss) per share | $ 0.21 | $ (0.07) | $ 0.13 | $ 0.09 | $ 0.20 |
| Reconciling items: | | | | | |
| Amortization of intangible assets | 0.11 | 0.12 | 0.05 | 0.04 | 0.04 |
| Stock-based compensation expense | 0.15 | 0.12 | 0.11 | 0.13 | 0.12 |
| Amortization of promissory notes | 0.06 | 0.03 | - | - | - |
| Non-cash interest expense | 0.06 | 0.10 | 0.07 | 0.06 | 0.05 |
| Mark-to-market derivatives | 0.03 | (0.35) | 0.02 | - | - |
| Gain on deconsolidation of consolidated subsidiary | (0.36) | - | - | - | - |
| Gain on change in equity interest in unconsolidated investee | - | (0.30) | - | - | - |
| Tax effect | 0.00 | 0.50 | (0.33) | 0.15 | 0.05 |
| Non-GAAP net income per share | $0.26 | $ 0.15 | $ 0.05 | $ 0.47 | $ 0.46 |
| Weighted-average shares: | | | | | |
| GAAP net income (loss) per share: | | | | | |
| - Basic | 95,840 | 95,564 | 95,154 | 94,910 | 94,668 |
| - Diluted | 105,648 | 95,564 | 96,472 | 96,447 | 105,031 |
| Non-GAAP net income per share: | | | | | |
| - Basic | 95,840 | 95,564 | 95,154 | 94,910 | 94,668 |
| - Diluted | 105,648 | 96,816 | 96,472 | 96,447 | 105,031 |

GAAP to Non-GAAP Reconciliation

# GAAP to Non-GAAP Reconciliation

**SUPPLEMENTAL DATA**
**(In thousands)**

**THREE MONTHS ENDED**

| | Revenue | | Cost of revenue | | Operating expenses | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **October 3, 2010** | Utility and power plants | Residential and commercial | Utility and power plants | Residential and commercial | Research and development | Selling, general and administrative | Other income (expense), net | Benefit from (provision for) income taxes | Income from discontinued operations, net of taxes |
| Amortization of intangible assets | $ - | $ - | $ 946 | $ 1,745 | $ - | $ 8,887 | $ - | $ - | $ - |
| Stock-based compensation expense | - | - | 2,442 | 1,941 | 1,886 | 9,396 | - | - | - |
| Amortization of promissory notes | - | - | - | - | - | 6,022 | - | - | - |
| Non-cash interest expense | - | - | 293 | 270 | - | - | 5,844 | - | - |
| Mark-to-market derivatives | - | - | - | - | - | - | 2,967 | - | - |
| Gain on deconsolidation of consolidated subsidiary | - | - | - | - | - | - | (36,849) | - | - |
| Tax effect | - | - | - | - | - | - | - | 377 | - |
| Discontinued operations | 3,176 | - | - | - | - | - | (887) | (719) | (1,570) |
| | $ 3,176 | $ - | $ 3,681 | $ 3,956 | $ 1,886 | $ 24,305 | $ (28,925) | $ (342) | $ (1,570) |
| **July 4, 2010** | Utility and power plants | Residential and commercial | Utility and power plants | Residential and commercial | Research and development | Selling, general and administrative | Other income (expense), net | Benefit from (provision for) income taxes | Income from discontinued operations, net of taxes |
| Amortization of intangible assets | $ - | $ - | $ 774 | $ 2,125 | $ - | $ 8,803 | $ - | $ - | $ - |
| Stock-based compensation expense | - | - | 1,632 | 2,327 | 2,253 | 5,379 | - | - | - |
| Amortization of promissory notes | - | - | - | - | - | 2,919 | - | - | - |
| Non-cash interest expense | - | - | 275 | 393 | - | - | 8,710 | - | - |
| Mark-to-market derivatives | - | - | - | - | - | - | (34,070) | - | - |
| Gain on change in equity interest in unconsolidated investee | - | - | - | - | - | - | (28,348) | - | - |
| Tax effect | - | - | - | - | - | - | - | 47,457 | - |
| Discontinued operations | 7,905 | - | - | - | - | (22) | 3,627 | (3,614) | (7,896) |
| | $ 7,905 | $ - | $ 2,681 | $ 4,845 | $ 2,253 | $ 17,079 | $ (50,081) | $ 43,843 | $ (7,896) |
| **September 27, 2009** | Utility and power plants | Residential and commercial | Utility and power plants | Residential and commercial | Research and development | Selling, general and administrative | Other income (expense), net | Benefit from (provision for) income taxes | Income from discontinued operations, net of taxes |
| Amortization of intangible assets | $ - | $ - | $ 683 | $ 2,119 | $ - | $ 1,344 | $ - | $ - | $ - |
| Stock-based compensation expense | - | - | 1,530 | 2,772 | 1,736 | 7,036 | - | - | - |
| Non-cash interest expense | - | - | 130 | 235 | - | - | 5,023 | - | - |
| Tax effect | - | - | - | - | - | - | - | 4,928 | - |
| | $ - | $ - | $ 2,343 | $ 5,126 | $ 1,736 | $ 8,380 | $ 5,023 | $ 4,928 | $ - |

SUNPOWER™

Earnings Per Share Calculation

Three Months Ended October 3, 2010
GAAP
Non-GAAP
(in thousands)
If Converted Method
Not Converted
Method
If Converted Method
Not Converted
Method
Net income
$ 20,116
$ 20,116
$ 26,283
$ 26,283
Net income allocated to unvested restricted stock awards
 (24)
 (24)
 (31)
 (31)
Net income allocated to class A and class B common stock
 20,092
 20,092
 26,252
 26,252
Basic weighted-average shares
 95,840
 95,840
 95,840
 95,840
Net income per share - basic
$ 0.21
$ 0.21
$ 0.27
$ 0.27
Net income
$ 20,116
$ 20,116
$ 26,283
$ 26,283
(A)
Interest expense on 4.75% debentures, net of tax
 1,666
 -
 1,666
 -
Net income allocated to unvested restricted stock awards
 (23)
 (24)
 (30)
 (31)
Net income allocated to class A and class B common stock
 21,759
 20,092
 27,919
 26,252
Diluted weighted-average shares before consideration of 4.5% debentures
 96,936
 96,936
 96,936
 96,936
Shares issued if 100% of 4.5% Debentures are converted to equity
 8,712
 -
 8,712
 -
Diluted weighted-average shares
 105,648
 96,936
 105,648
 96,936
Net income per share - diluted
$ 0.21
$ 0.21
$ 0.26
$ 0.27
(A)
Under the "If Converted Method" we calculated diluted earnings per share using the more dilutive of the following two methods:
Method One:
Numerator = Income Available to Common Shareholders + Interest on 4.5% Debentures, Net of Tax
Denominator = Stock Outstanding + Common Shares Issued if 100% Coversion of 4.5% Debentures
Method Two:
Numerator = Income Available to Common Shareholders
Denominator = Stock Outstanding